UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 3, 2022

GM Financial Automobile Leasing Trust 2021-3

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-229068-09	87-6381063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Background

On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC”, and collectively with Wells Fargo Bank, “Wells Fargo”) entered into a definitive agreement with Computershare Trust Company, National Association (“CTCNA”), Computershare Delaware Trust Company (“CDTC”, and collectively with CTCNA, “Computershare”) and Computershare Limited (“CPU Ltd”) to sell substantially all of their Corporate Trust Services (“CTS”) business. Effective as of November 1, 2021 (the “Closing Date”), the sale closed, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices, transferred to Computershare. On the Closing Date, for some of the transactions in Wells Fargo’s CTS business, Wells Fargo transferred its roles and the duties, rights, and liabilities with such roles under the relevant transaction agreements to CTCNA or CDTC.

On March 23, 2021, Wells Fargo Bank, WFDTC, CTCNA, CDTC, and CPU Ltd entered into a Servicing Agreement, which was amended and restated as of October 31, 2021 (as amended, the “Servicing Agreement”). For those transactions in Wells Fargo’s CTS business where one or more of its roles did not transfer to CTCNA or CDTC on the Closing Date (the “Non-Transferred Role(s) Transactions”), CTCNA or CDTC is performing such roles and duties as set forth in the relevant transaction agreement on behalf of Wells Fargo as its agent pursuant to the Servicing Agreement.

As of the Closing Date, GM Financial Automobile Leasing Trust 2021-3 (the “Issuer”) was a Non-Transferred Role(s) Transaction, and CTCNA performed all or virtually all of Wells Fargo Bank’s roles pursuant to (i) the 2021-3 Exchange Note Supplement, dated as of June 30, 2021 (as amended to date, the “Exchange Note Supplement”), among ACAR Leasing Ltd. (the “Titling Trust”), as borrower (in such capacity, the “Borrower”), AmeriCredit Financial Services, Inc., d/b/a GM Financial (“GM Financial”), as lender (in such capacity, the “Lender”), as servicer, (in such capacity, the “Servicer”), CTCNA, as Administrative Agent (in such capacity, the “Administrative Agent”) and Wells Fargo Bank, as collateral agent (in such capacity, the “Collateral Agent”) to the Second Amended and Restated Credit and Security Agreement, dated as of January 24, 2018 (the “Credit and Security Agreement”), among the Borrower, the Lender, the Servicer, the Administrative Agent and the Collateral Agent, (ii) the Indenture, dated as of June 30, 2021 (as amended to date, the “Indenture”), among the Issuer, the Servicer and Wells Fargo, as Indenture Trustee (in such capacity, the “Indenture Trustee”), (iii) the Amended and Restated Trust Agreement, dated as of June 30, 2021 (as amended to date, the “Trust Agreement”), among GMF Leasing LLC (the “Depositor”) and Wilmington Trust Company, as owner trustee and (iv) the Administration Agreement, dated as of June 30, 2021 (as amended to date, the “Administration Agreement” and collectively with the Exchange Note Supplement, the Indenture and the Trust Agreement, the “Transaction Documents,” and each, individually, a “Transaction Document”), among the Issuer, the Depositor, the Administrator, and the Indenture Trustee provided that pursuant to the Transaction Documents, the appointment of CTCNA as agent to Wells Fargo Bank did not relieve Wells Fargo Bank of responsibility for its duties and obligations under the Transaction Documents.

Transfer of Roles for the Issuer

This Current Report on Form 8-K is being filed to disclose the amendment of certain definitive agreements of the Issuer.

On October 3, 2022, each of the Transaction Documents were amended by the amendment listed in Item 9.01(d) below by each of the parties to the Transaction Documents listed in Item 1.01 above. The amendments were completed in connection with the transfer of Roles from Wells Fargo Bank to CTCNA and in accordance with the amendment provisions of each applicable Transaction Document.

Item 1.02	Termination of a Material Definitive Agreement.

Transfer of Roles for the Issuer

On or prior to October 3, 2022, (a) Wells Fargo Bank fully transferred, and CTCNA assumed, the duties, rights, and liabilities of the Collateral Agent and Indenture Trustee (collectively, the “Roles”) under the Transaction Documents, and (b) CTCNA is therefore no longer performing the Roles as agent for Wells Fargo Bank pursuant to the Servicing Agreement. As of October 3, 2022, Wells Fargo Bank is no longer responsible for the duties, rights, and liabilities of the Roles under the Transaction Documents.

Therefore, as of October 3, 2022, with respect to the Issuer, the Servicing Agreement was terminated.

Item 6.02	Change of Servicer or Trustee.

Background

See the “Background” section in Item 1.01.

Transfer of Roles for the Issuer

As of October 3, 2022, Wells Fargo Bank fully transferred, and CTCNA assumed, the duties, rights, and liabilities of the Roles under the Transaction Documents.

Reg AB Disclosure for Computershare Trust Company, National Association

Reg AB Item 1108 and Item 1109 Disclosure

As of October 3, 2022, CTCNA is acting in each Role, pursuant to the Transaction Documents. CTCNA is a national banking association and a wholly-owned subsidiary of CPU Ltd, an Australian financial services company with approximately $6.093 billion (USD) in assets as of June 30, 2022. CPU Ltd and its affiliates have been engaging in financial service activities, including stock transfer related services, since 1997, and corporate trust related services since 2000. CTCNA provides corporate trust, custody, securities transfer, cash management, investment management and other financial and fiduciary services, and has been engaged in providing financial services, including corporate trust services, since 2000. The transaction parties may maintain commercial relationships with CTCNA and its affiliates. CTCNA maintains corporate trust offices at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for correspondence related to certificate transfer services is located at 600 South 4th Street, 7th Floor, Minneapolis, Minnesota 55415.

CTCNA has provided corporate trust related services since 2000 through its predecessors and affiliates. CTCNA provides trustee services for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities, and collateralized debt obligations. As of June 30, 2022, CTCNA was acting in some cases as the named trustee or indenture trustee, and in most cases as agent for the named trustee or indenture trustee, on approximately 527 asset-backed securities transactions with an aggregate outstanding principal balance of approximately $123 billion (USD). The Indenture Trustee maintains a corporate trust office for correspondence purposes at 600 South 4th Street, MAC: N9300-070, Minneapolis, Minnesota 55415, Attn: Asset-Backed Securities Department.

As a result of CTCNA not being a deposit-taking institution, any accounts that the Indenture Trustee is required to maintain pursuant to the Transaction Documents are currently maintained at Wells Fargo Bank. Any change in location of such accounts by CTCNA will be done so in accordance with the terms of the Transaction Documents, including any applicable eligibility criteria set forth in the Transaction Documents.

As of October 3, 2022, CTCNA is acting as the Paying Agent pursuant to the Transaction Documents. The Paying Agent is responsible for securities administration, which includes making monthly distributions to noteholders. With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the business of securities administration since June 30, 1995. As of June 30, 2022, CTCNA was acting in some cases as the securities administrator or paying agent, and in most cases as agent for the securities administrator or paying agent, for approximately 639 asset-backed securities transactions with an aggregate outstanding principal balance of approximately $123 billion (USD). The Paying Agent maintains a corporate trust office for correspondence purposes at 600 South 4th Street, MAC: N9300-070, Minneapolis, Minnesota 55415, Attn: Asset-Backed Securities Department.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1 Omnibus Amendment, dated as of October  3, 2022, among the Issuer, the Servicer, the Lender, GM Financial, as Administrator, the Depositor, the Titling Trust, APGO Trust as Settlor, CTCNA, as Administrative Agent, as successor collateral agent, as successor indenture trustee and as successor 2021-3 exchange noteholder, Wells Fargo Bank, as existing collateral agent, as existing indenture trustee, and as existing 2021-3 exchange noteholder, and Wilmington Trust Company as owner trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING
TRUST 2021-3

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: October 4, 2022

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